UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026
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Blue Owl Digital Infrastructure Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56758	33-5055663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2026, the board of directors (the “Board”) of Blue Owl Digital Infrastructure Trust (the “Company”) appointed Jack Viellieu to serve as Chief Operating Officer of the Company, effective June 30, 2026. Mr. Viellieu’s appointment coincides with the resignation of Bradley Berkley, also effective as of June 30, 2026. Mr. Berkley’s resignation was not the result of any disagreement with the Company, the Board or the Company’s operations, policies or practices.

Mr. Viellieu is a Managing Director at Blue Owl and a member of the Digital Infrastructure Investment Team. In his role, he is focused on new investment activity, portfolio management and monetization opportunities. Before joining Blue Owl, Mr. Viellieu was a Director at IPI Partners, the predecessor firm to Blue Owl’s Digital Infrastructure strategy. Mr. Viellieu joined IPI Partners in July 2019. Prior to IPI Partners, Mr. Viellieu was a Private Equity Associate at Madison Dearborn Partners, a generalist private equity fund based in Chicago, where he evaluated and managed investment opportunities across six industry verticals, including telecommunications and technology services. Mr. Viellieu began his career as an investment banking analyst in the Retail & Consumer Products Investment Banking Group at Credit Suisse. Mr. Viellieu received an M.B.A. from the University of Chicago Booth School of Business and a B.A. in Economics, magna cum laude, from Middlebury College.

The selection of Mr. Viellieu to serve as Chief Operating Officer of the Company was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Viellieu and any director or executive officer of the Company, and there are no transactions between Mr. Viellieu and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Digital Infrastructure Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: June 30, 2026